UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(B) OR 12(G) OF THE

SECURITIES EXCHANGE ACT OF 1934

METROPCS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	20-0836269
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

8144 Walnut Hill Lane, Suite 800 Dallas, Texas	75231
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:    None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.    ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.    ☒

Securities Act registration statement file number to which this form relates:    333-113865

Securities to be registered pursuant to Section 12(g) of the Act:    Common Stock, $0.0001 par value

ITEM 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

A description of the securities to be registered by MetroPCS Communications, Inc., a Delaware corporation (the “Registrant”), is contained in the sections entitled “Prospectus Summary,” “Dividend Policy,” “Description of Capital Stock,” and “Shares Eligible for Future Sale” contained in the prospectus included in the Registrant’s Registration Statement on Form S-1 under the Securities Act of 1933 (No. 333-113865), as originally filed with the Securities and Exchange Commission on March 23, 2004, and as subsequently amended prior to effectiveness, and as will be set forth in any prospectus filed in accordance with Rule 424(b) thereunder, which description is incorporated herein by reference.

ITEM 2. EXHIBITS.

The following exhibits to this Registration Statement on Form 8-A are either filed herewith or are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

Exhibit Number	Description of Exhibit

1	The Registrant’s Registration Statement on Form S-1 (No. 333-113865) (the “Registration Statement”), as filed with the Securities and Exchange Commission on March 23, 2004 and as subsequently amended – incorporated herein by reference.

2	Amended and Restated Certificate of Incorporation of the Registrant – incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

3	Amended and Restated Bylaws of the Registrant – incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

4	Specimen of Common Stock Certificate – incorporated herein by reference to Exhibit 4.1 to the Registration Statement.

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Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

By:	/s/ Roger D. Linquist
Roger D. Linquist
President, Chief Executive Officer and Secretary

Date:  July 26, 2004

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Exhibit Index

Exhibit Number	Description of Exhibit

1	The Registrant’s Registration Statement on Form S-1 (No. 333-113865) (the “Registration Statement”), as filed with the Securities and Exchange Commission on March 23, 2004 and as subsequently amended – incorporated herein by reference.

2	Amended and Restated Certificate of Incorporation of the Registrant – incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

3	Amended and Restated Bylaws of the Registrant – incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

4	Specimen of Common Stock Certificate – incorporated herein by reference to Exhibit 4.1 to the Registration Statement.